Finite Solar Finance Fund

Supplement dated August 3, 2023

To the Prospectus and Statement of Additional Information (“SAI”)

each dated January 27, 2023

The Board of Trustees (the “Board”) of Finite Solar Finance Fund (the “Fund”) has approved a Plan of Liquidation (the “Plan”) for the Fund, which became effective on August 3, 2023. Finite Management, LLC (the “Adviser”) recommended that the Board approve the Plan due to limited growth in Fund assets and high operating costs at the Fund’s current size. As a result, the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate on or about August 30, 2023 (the “Liquidation Date”).

Effective immediately, the Fund is closed to new and subsequent investments. On the Liquidation Date, shareholders will receive a distribution of their remaining investment value in full liquidation of the Fund based on the instruction listed on your account. The liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

Between the date of the Supplement and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between the date of this Supplement and the Liquidation Date.

If you have any questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 844-4-Finite (844-434-6483).

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund at 844-4-Finite (844-434-6483).